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                                                                    EXHIBIT 23.1




                        CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-91716) pertaining to the 2001 Stock Option Plan of ATX Communications, Inc. of our report dated April 7, 2003, with respect to the consolidated financial statements and schedules of the ATX Communications, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2002.



                                                  /s/ ERNST & YOUNG LLP



Philadelphia, Pennsylvania
April 7, 2003